Exhibit 99.2

Inverness Medical Innovations, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not purport to be indicative of the results of operations for future periods or the results that actually would have been realized had Inverness, its previously acquired businesses (IVC, Wampole, and Ostex, each as defined and described in Note 1 of the notes to these unaudited pro forma condensed combined financial statements), and Applied Biotech, Inc. (“ABI”) been a consolidated company during the specified periods.

The unaudited pro forma condensed combined financial statements are based on the respective audited and unaudited historical consolidated financial statements and the notes thereto of Inverness, its previously acquired businesses, as listed above, and ABI after giving effect to each of the acquisitions using the purchase method of accounting and assumptions and adjustments described below and in the notes of the unaudited pro forma condensed combined financial statements. Actual operating results of the previously acquired businesses are included in Inverness’ historical financial results only from the respective dates of the acquisitions.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 and six months ended June 30, 2003 assume each of the acquisitions, as listed above, occurred on January 1, 2002.  The unaudited pro forma condensed combined balance sheet as of June 30, 2003 assumes the acquisition of ABI occurred on June 30, 2003.

In the accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2003, the estimated purchase price of ABI is allocated to the estimated fair value of the assets acquired and liabilities assumed based on the balance sheet on that date.  The final purchase price allocation will be based upon independent appraisals of certain tangible and intangible assets of ABI.  The preliminary purchase price allocation included in the accompanying unaudited pro forma condensed combined financial statements is based upon estimates made by management and will be revised upon completion of the appraisals.

The pro forma adjustments are based upon available information and upon certain assumptions as described in the notes to the unaudited pro forma condensed combined financial statements that Inverness’ management believes are reasonable in the circumstances.

The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Inverness included in its Annual Report on Form 10-K for the year ended December 31, 2002 as well as its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2003, which were filed with the Securities and Exchange Commission on March 31, 2003 and August 14, 2003, respectively.

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2002

(in thousands, except per share data)

	Historical		Pro Forma			Historical	Pro Forma
	Inverness	Previous Acquisitions	Adjustments		Subtotal	ABI	Adjustments		Combined Company

Net product sales	$201,641	$48,527	$(1,497	)(a)	$248,583	$41,327	$—		$289,910
			(88	)(g)
License revenue	6,405	763	—		7,168	—	—		7,168

Net revenue	208,046	49,290	(1,585)		255,751	41,327	—		297,078
Cost of sales	115,600	31,434	(1,349	)(a)	147,107	26,051	366	(j)	173,936
			629	(d)			412	(k)
			351	(b)
			442	(h)
Gross profit	92,446	17,856	(1,658)		108,644	15,276	(778)		123,142

Operating expenses:
Research and development	14,471	1,850	—		16,321	1,599	—		17,920
Sales and marketing	39,544	7,840	(629	)(d)	46,755	1,697	—		48,452
General and administrative	28,066	8,233	(128	)(c)	36,171	7,682	(2,464	)(l)	41,388
Charge related to asset impairment	12,682	—	—		12,682	14,998	(14,998	)(m)	12,682
Stock-based compensation	10,625	—	—		10,625	—	—		10,625
Total operating expenses	105,388	17,923	(757)		122,554	25,976	(17,462)		131,067

Operating (loss) income	(12,942)	(67)	(901)		(13,910)	(10,700)	16,684		(7,925)
Interest expense, including amortization of discounts	(13,846)	(621)	(2,304	)(e)	(16,771)	(28)	(912	)(n)	(17,711)
Other income (expense), net	10,484	(644)	(381	)(v)	9,459	(27)	—		9,432
(Loss) income before income taxes and accounting change	(16,304)	(1,332)	(3,586)		(21,222)	(10,755)	15,772		(16,204)
Provision (benefit) for income taxes	2,683	1,825	(1,713	)(f)	2,795	1,335	(1,123	)(f)	3,008
(Loss) income before accounting change	(18,987)	(3,157)	(1,873)		(24,017)	(12,090)	16,895		(19,212)
Cumulative effect of a change in accounting principle	(12,148)	—	—		(12,148)	—	—		(12,148)
Net (loss) income	$(31,135)	$(3,157)	$(1,873)		$(36,165)	$(12,090)	$16,895		$(31,360)

Dividends, interest and amortization of beneficial conversion feature related to Series A Preferred Stock	(11,948)				(11,948)				(11,948)

Net loss available to common stockholders	$(43,083)				$(48,113)				$(43,308)

Loss available to common stockholders – basic and diluted:
Loss before accounting change	$(30,935)				$(35,965)				$(31,160)
Net loss	$(43,083)				$(48,113)				$(43,308)

Loss per common share — basic and diluted:
Loss before accounting change	$(3.11)				$(3.12)				$(2.55)
Net loss	$(4.33)				$(4.17)				$(3.54)

Weighted average shares — basic and diluted	9,940		1,597	(o)	11,537		693	(o)	12,230

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2003

(in thousands, except per share data)

							Pro Forma
	Historical		Pro Forma			Historical ABI	Adjustments		Combined Company
	Inverness	Ostex	Adjustments		Subtotal

Net product sales	$126,609	$3,376	$—		$129,985	$14,361	$—		$144,346
License revenue	3,915	62	(44	)(g)	3,933	—	—		3,933
Net revenue	130,524	3,438	(44)		133,918	14,361	—		148,279
Cost of sales	72,315	1,491	221	(h)	74,027	10,744	183	(j)	84,954

Gross profit	58,209	1,947	(265)		59,891	3,617	(183)		63,325

Operating expenses:
Research and development	10,642	686	—		11,328	585	—		11,913
Sales and marketing	23,698	270	—		23,968	786	—		24,754
General and administrative	16,376	2,338	(564	)(i)	17,802	3,999	(1,239	)(l)	20,562
			(348	)(c)
Charge related to asset impairment	—	—	—		—	41,425	(41,425	)(m)	—
Stock-based compensation	6	—	—		6	—	—		6
Total operating expenses	50,722	3,294	(912)		53,104	46,795	(42,664)		57,235
Operating income (loss)	7,487	(1,347)	647		6,787	(43,178)	42,481		6,090
Interest expense, including amortization of discounts	(4,366)	(209)	209	(p)	(4,366)	(55)	(381	)(q)	(4,802)
Other income (expense), net	6,106	4	—		6,110	20	—		6,130
Income (loss) before income taxes	9,227	(1,552)	856		8,531	(43,213)	42,100		7,418
Provision for income taxes	1,627	—	—		1,627	(4,148)	4,148	(f)	1,627
Net income (loss)	$7,600	$(1,552)	$856		$6,904	$(39,065)	$37,952		$5,791

Dividends, interest and amortization of beneficial conversion feature related to Series A Preferred Stock	(315)				(315)				(315)

Net loss available to common stockholders	$7,285				$6,589				$5,476

Net income available to common stockholders:
Basic	$7,285				$6,589				$5,476
Diluted	$7,616				$6,920				$5,807

Income per common share:
Basic	$0.52				$0.42				$0.34
Diluted	$0.46				$0.38				$0.31

Weighted average shares - basic	13,911		1,639	(o)	15,550		693	(o)	16,243
Weighted average shares - diluted	16,551		1,639	(o)	18,190		693	(o)	18,883

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2003

(in thousands)

	Historical		Pro Forma
	Inverness	ABI	Ostex Adjustments		ABI Adjustments		Combined Company
ASSETS

Current assets:
Cash and cash equivalents	$25,020	$—	$—		$—		$25,020
Accounts receivable, net of allowances	39,220	8,287	—		—		47,507
Inventory	41,734	5,565	—		412	(s)	47,711
Deferred tax assets	2,137	1,738	—		—		3,875
Prepaid expenses and other current assets	7,934	653	—		(497	)(s)	8,090

Total current assets	116,045	16,243	—		(85)		132,203

Property, plant and equipment, net	50,325	5,304	(1,903	)(r)	—		53,726
Goodwill, trademarks and other intangible assets, net	217,159	11,739	6,633	(r)	2,966	(s)	238,497
Deferred financing costs, net, and other assets	4,031	—	—		—		4,031
Deferred tax assets	3,922	1,914	—		(1,637	)(s)	4,199
Total assets	$391,482	$35,200	$4,730		$1,244		$432,656

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current portion of long-term debt	$7,653	$—	$—		$—		$7,653
Current portion of capital lease obligations	523	—	—		—		523
Accounts payable	26,616	1,322	—		—		27,938
Accrued expenses and other current liabilities	36,938	4,464	2,211	(r)	498	(u)	43,514
					(597	)(s)
Total current liabilities	71,730	5,786	2,211		(99)		79,628

Long-term liabilities:
Long-term debt	94,611	—	—		13,400	(u)	108,011
Capital lease obligations	2,064	—	—		—		2,064
Deferred tax liabilities	9,605	4,378	2,519	(r)	(1,288	)(s)	15,214
Other liabilities	3,880	—	—		—		3,880
Total long-term liabilities	110,160	4,378	2,519		12,112		129,169

Series A redeemable convertible preferred stock	9,367	—	—		—		9,367

Stockholders’ equity:
Common stock	17	—	—		1	(u)	18
Additional paid-in capital	280,075	81,078	—		(81,078	)(t)	294,341
					14,266	(u)
Notes receivable from stockholders	(14,691)	—	—		—		(14,691)
Deferred compensation	(64)	—	—		—		(64)
Accumulated deficit	(70,435)	(56,042)	—		56,042	(t)	(70,435)
Accumulated other comprehensive income	5,323	—	—		—		5,323
Total stockholders’ equity	200,225	25,036	—		(10,769)		214,492

Total liabilities and stockholders’ equity	$391,482	$35,200	$4,730		$1,244		$432,656

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Combined Financial Information

(in thousands, except per share amounts)

Note 1. Basis of Presentation and Purchase Prices

Included in the accompanying unaudited pro forma condensed combined financial statements are the following entities and businesses, as defined below, which Inverness has acquired since January 1, 2002:

•                                          IVC

•                                          Wampole

•                                          Ostex

•                                          ABI

On March 19, 2002, Inverness acquired IVC Industries, Inc. (“IVC”). The aggregate purchase price of IVC was $27,300, which consisted of $5,619 in cash, the assumption of fully-vested stock options to purchase an aggregate of 116 shares of Inverness common stock, which options had an aggregate fair value of $1,299, $1,587 in costs to exit certain activities of IVC, primarily severance costs, $17,359 in assumed debt and $1,436 in direct acquisition costs. The fair value of the assumed fully-vested stock options was calculated using the Black-Scholes option pricing model.  Included in the historical results of Previous Acquisitions in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002 are the actual results of IVC for the period from January 1, 2002 to March 18, 2002. Since the date of its acquisition by Inverness, IVC’s financial results are included in Inverness’ historical results for both the periods ended December 31, 2002 and June 30, 2003. The financial position of IVC as of June 30, 2003 is included in Inverness’ historical financial position in the accompanying unaudited pro forma condensed combined balance sheet on that date.

On September 20, 2002, Inverness acquired the Wampole Division of MedPointe Inc. (“Wampole”). The aggregate purchase price of Wampole was $72,068, which consisted of $70,489 in cash and $1,579 in direct acquisition costs. Included in the historical results of Previous Acquisitions in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002 are the actual results of Wampole for the period from January 1, 2002 to September 19, 2002. Since the date of its acquisition by Inverness, Wampole’s financial results are included in Inverness’ historical results for both the periods ended December 31, 2002 and June 30, 2003.  The financial position of Wampole as of June 30, 2003 is included in Inverness’ historical financial position in the accompanying unaudited pro forma condensed combined balance sheet on that date.

On June 30, 2003, Inverness acquired Ostex International, Inc. (“Ostex”). The aggregate purchase price of Ostex is estimated at $33,313, which consists of 1,597 shares of Inverness common stock with an aggregate fair value of $23,537 based upon an assumed fair value per share of $14.74, the assumption of fully-vested stock options and warrants to purchase an aggregate of 303 shares of Inverness common stock, which options and warrants have an aggregate fair value of $1,752, exit costs of $3,633, which primarily consists of severance, direct acquisition costs of $1,516 and $2,875 in assumed debt.  The fair value of the shares issued was determined based on the average market price of the securities over the periods just prior to and following the date of the merger agreement, as amended, pursuant to Emerging Issues Task Force (“EITF”) Issue No. 99-12, Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination. The fair value of the assumed fully-vested stock options and warrants was calculated using the Black-Scholes option pricing model. Included in the historical results of Previous Acquisitions in the accompanying unaudited pro forma condensed combined statement of operations for the periods ended December 31, 2002 and 6 months ended June 30, 2003 are the actual results of Ostex for those periods. The financial position of Ostex as of June 30, 2003 is included in Inverness’ historical financial position in the accompanying unaudited pro forma condensed combined balance sheet on that date.  The Company estimated the aggregate purchase price of Ostex and the allocation of the estimated purchase price to the estimated fair value of the assets acquired and liabilities assumed as of June 30, 2003.  The revised purchase price and the allocation thereof were determined subsequent to June 30, 2003.  Differences between the original estimates and the revised amounts are reflected as pro forma adjustments in the accompanying unaudited pro forma condensed combined balance sheet.  The revised purchase price allocation is based upon  the preliminary results of independent appraisals of the fair value of the acquired tangible and intangible assets.

On August 27, 2003, Inverness acquired all of the stock of ABI from Apogent Technologies Inc.  The aggregate purchase price of ABI is estimated to be $28,165, which consists of the issuance of 693 shares of Inverness common stock with a fair value of $14,267 based upon a fair value per share of $20.60, $13,400 in cash and estimated direct acquisition costs of $498.  The fair value of the shares issued was determined based on the average market price of the securities over the periods just prior to and following the date of the merger agreement, pursuant to the guidance in EITF Issue No. 99-12.  The preliminary allocation of the estimated purchase price of ABI is based on management estimates and assumptions and the preliminary results of independent appraisals.  ABI’s results from operations are not included in Inverness’ historical results for either the periods ended December 31, 2002 or June 30, 2003.  The following indicates the estimated purchase price allocations, assuming the acquisition occurred on June 30, 2003:

ABI
Accounts receivable	$8,287
Inventory	5,977
Property, plant and equipment	5,304
Goodwill and other intangible assets	14,705
Other assets	2,171
Other liabilities	(8,279)
$28,165

Note 2. Pro Forma Adjustments

The following describes the pro forma adjustments made to the accompanying unaudited pro forma condensed combined financial statements:

(a)                                  Represents the elimination of intercompany sales and profit in inventory that Wampole purchased from a subsidiary of Inverness prior to its acquisition by Inverness.

(b)                                 Represents an adjustment to Wampole’s historical amortization expense on assigned value of patents and supplier agreements. No amortization expense was recorded on acquired goodwill and other intangible assets with indefinite lives in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.  The fair values of acquired intangible assets in connection with the acquisition of Wampole and the respective useful lives are as follows:

	Fair Value*	Life*
Trade name	$6,020	Indefinite
Patents	3,900	13 years
Supplier agreements	11,020	10 years
Goodwill	36,499	Indefinite
Total intangible assets	$57,439

* Fair values and useful lives of the Wampole intangible assets are based on an independent appraisal.

(c)                                  Represents adjustment to depreciation expense based on appraised value assigned to Ostex fixed assets.

(d)                                 Represents IVC distribution costs for the period from January 1, 2002 to March 18, 2002 that were reclassified to conform to Inverness’ presentation.

(e)                                  Represents $2,611 in interest expense associated with the $35,000 debt financings for the acquisition of Wampole, including amortization of original issue discount and deferred financing costs, net of a reduction of $58 in historical interest expense as a result of a debt prepayment of $1,500 upon the IVC acquisition and an amendment to the IVC credit facility and another reduction of $249 of Ostex historical interest expense as a result of a debt prepayment upon acquisition by Inverness.

(f)                                    Represents the reversal or reduction of the historical federal income tax benefit or provision of IVC, Wampole, Ostex and ABI to reflect an income tax provision on a combined basis for the full reporting period.

(g)                                 Represents the reversal of amortization of deferred license revenue. The deferred license revenue was eliminated in conjunction with purchase accounting adjustments.

(h)                                 Reflects amortization expense on acquired intangible assets, detailed below, in connection with the acquisition of Ostex. No amortization expense was recorded on acquired goodwill in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets. The estimated fair values of acquired intangible assets in connection with the acquisition of Ostex and the respective estimated useful lives are as follows:

	Estimated Fair Value*	Estimated Life*
Core technology	$5,532	15 years
Customer relationships	1,096	15 years
Goodwill	26,932	Indefinite
Total intangibles	$33,560

* Estimated fair values and useful lives of the Ostex intangibles are based on the results of a preliminary independent appraisal.

(i)                                     Represents the elimination of certain acquisition related expenses incurred by Ostex.

(j)                                     Reflects amortization expense on acquired intangible assets, detailed below, in connection with the acquisition of ABI. No amortization expense was recorded on acquired goodwill in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets. The fair values of acquired intangible assets in connection with the acquisition of ABI and the respective estimated useful lives are as follows:

	Estimated Fair Value*	Estimated Life*
Customer relationships	$3,500	15 years
Manufacturing know-how	2,000	15 years
Goodwill	9,205	Indefinite
Total intangibles	$14,705

* Estimated fair values and useful lives of the ABI intangibles are based on an independent appraisal.

(k)                                  Represents adjustment to ABI cost of goods sold to reflect adjusted carrying value assigned to inventory.

(l)                                     Represents reversal of historical amortization recorded by ABI based on the historical carrying value of its intangible assets.

(m)                               Represents reversal of impairment charge related to intangible assets of ABI based on historical carrying values.

(n)                                 Represents interest expense for the year ended December 31, 2002 on $13,400 of debt incurred by Inverness to fund the cash portion of the ABI purchase price and amortization of related financing costs..

(o)                                 Represents issuance of shares of Inverness common stock upon the consummation of the mergers with Ostex or ABI; amount related to Ostex for the six months ended June 30, 2003 includes dilutive options and warrants (see note 3 below).

(p)                                 Represents reversal of Ostex interest expense on debt that was prepaid by Inverness.

(q)                                 Represents interest expense for the six months ended June 30, 2003 on $13,400 of debt incurred by Inverness to fund the cash portion of the ABI purchase price and amortization of related financing costs.

(r)                                    Represents adjustment to Ostex fixed and intangible assets and related deferred taxes based on determination of the revised purchase price, primarily as a result of accrued severance costs pursuant to an approved plan, and allocation thereof, upon obtaining the preliminary results of independent appraisals of such assets.

(s)                                  Represents adjustments to ABI’s inventory, certain tax assets and liabilities and intangible assets based on the preliminary allocation of the ABI purchase price.

(t)                                    Represents elimination of the ABI equity accounts.

(u)                                 Represents issuance of shares, long-term debt and transaction costs incurred for the acquisition of ABI.

(v)                                 Represents the reversal of interest income on Company funds used to pay the cash portion of the Wampole purchase price.

Note 3. Pro Forma Income (Loss) Per Share

For the year ended December 31, 2002 and six months ended June 30, 2003, the unaudited pro forma basic and diluted income (loss) before accounting change per share and net income (loss) per share amounts are calculated based on the weighted average number of Inverness common shares outstanding prior to the respective acquisitions plus the number of Inverness common shares issued upon the closings of the respective acquisitions, if any. Common stock equivalents resulting from assumed conversion or exercise of preferred stock, convertible debt, stock options or warrants are not included in the dilutive loss per share calculation for the year ended December 31, 2002 because to do so would have been anti-dilutive. However, such common stock equivalents are included in the dilutive income per share calculation for the six months ended June 30, 2003.